UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 21, 2005
(date of earliest event reported)

VASCULAR SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605
_________________

Minnesota (State or other jurisdiction of incorporation)	41-1859679 (IRS Employer Identification No.)

6464 Sycamore Court
Minneapolis, Minnesota 55369

(Address of principal executive offices)

(763) 656-4300
(Registrant’s telephone number, including are code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

        The following information is being “furnished” in accordance with Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

On July 21, 2005, Vascular Solutions, Inc. issued a press release to report the Company’s results of operations and financial condition for the completed fiscal quarter ended June 30, 2005. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

        (c)  The following exhibit is being “furnished” in accordance with Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1 Press Release, dated July 21, 2005, of Vascular Solutions, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

Date: July 21, 2005	By:	/s/ James Hennen
James Hennen Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 21, 2005, of Vascular Solutions, Inc.